UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on March 4, 2026, the record date for the Annual Meeting, 37,403,228 common shares were outstanding and entitled to vote. At the Annual Meeting, 34,618,951, or approximately 92.55%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 2,236,847 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s Proxy Statement.

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2027 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Vote
Yvette Dapremont Bright	32,043,149	322,815	16,149	2,236,838
Ronald M. De Feo	32,205,631	159,315	17,167	2,236,838
F. Jack Liebau, Jr.	31,703,004	647,960	31,149	2,236,838
Bruce M. Lisman	31,835,864	486,025	60,224	2,236,838
Helmuth Ludwig	32,192,780	154,888	34,445	2,236,838
Lori Lutey	31,927,748	439,063	15,302	2,236,838
Aaron Schapper	31,889,987	442,644	49,482	2,236,838
Patricia (Tribby) W. Warfield	32,305,398	38,861	37,854	2,236,838

Proposal No. 2. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2025 compensation of the Company’s named executive officers, with over 95.27% of the total shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	30,852,914
Against	689,728
Abstain	839,471
Broker Non-Vote	2,236,838

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. Voting results on this proposal were as follows:

For	34,347,965
Against	249,160
Abstain	21,826
Broker Non-Vote	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	April 24, 2026	By:	/s/ Kari Brashear
Kari Brashear Chief Legal Officer, Secretary and Senior Vice President of Business Development